NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED OF RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

MEMORANDUM OF IN-SITU URANIUM MINING LEASE

STATE OF TEXAS	§
§
COUNTY OF DUVAL	§

               WHEREAS, ANDERSON LAND, LTD., JOE P. PRITCHETT, VICTORIA TRADING CO., L.L.C., AND BOTTOM INVESTMENT CO., LTD. (collectively, “Lessor”), whose mailing address is 5005 Woodway, Suite 300, Houston, Texas 77056, and URANIUM ENERGY, CORP., (collectively “Lessee”) a Nevada Corporation, whose address is 545 N. Upper Broadway, Suite 403, Corpus Christi, Texas, 78401, (“Lessee”), entered into an In-Situ Uranium Mining Lease (the “Lease”) of even date herewith covering 1,005.54 acres, more particularly described on Exhibit “A” which is attached hereto and incorporated herein for all purposes (the “Leased Premises”); and

               WHEREAS, Lessor and Lessee wish to give notice that said In-Situ Uranium Mining Lease leases and lets the above-referenced 1,005.54 acres, more or less, unto Lessee upon and subject to the terms, conditions, limitations, covenants, exceptions and reservations contained in the Lease for the following sole purposes:

(a)

investigating, exploring, prospecting, drilling, solution or in-situ mining, operating for, producing, extracting, milling, treating, processing, upgrading, removing, transporting, stockpiling, storing and selling Uranium-bearing Products, By- Products and Other Mineral Products (as those terms are hereinafter defined in the Lease), including, but not limited to, uranium, uranium-bearing ores, thorium and all other fissionable materials, and vanadium, molybdenum and other associated substances, uranium oxide (U308 ), uranium concentrate (yellowcake), uranium- bearing material, leachate solutions and products manufactured therefrom, and all other ores, metals, materials and minerals of any nature, to the extent and only to the extent they are produced from the Leased Premises by virtue of In-Situ leaching solution mining methods (hereinafter referred to either individually or collectively as “Leased Substances”). Notwithstanding anything to the contrary stated elsewhere herein, it is controllingly provided that Leased Substances shall exclude sand, sulfur, gravel, caliche, coal, lignite, oil, gas, condensate, casinghead gas, distillate, and other hydrocarbon substances, and also any mineral or substance of any kind or character that is produced on the Leased Premises by any method other than In-Situ leaching solution mining methods. Other than In-Situ mining methods, no other methods including open pits and strip mining shall be utilized without Lessor’s prior written consent; and

(b)

injecting gas, water, other fluids, air and any other substances or fluids commonly associated with generally accepted In-Situ leaching solution mining practices into subsurface strata, and conducting all types of generally accepted solution mining recovery operations for Leased Substances, and to the extent legally allowed by all requisite Federal, State and local authorities, law and administrative rules establishing and using facilities for the acquisition, disposition or disposal of Leased Substances, salt, water, In-Situ leaching solutions, tailings and other waste materials produced or generated in the extraction of the Leases Substances;

(c)

laying pipelines, building roads, bridges, tanks, power lines, telephone lines, satellite ion-exchange units, together with the maintenance and removal thereof, and any other improvements, structures and facilities thereupon that are necessary to conduct In-Situ Leaching Solution mining recovery, and restoration operations under this Lease;

(d)	reclaiming and restoring the Leased Premises pursuant to the terms of this Lease and any governmental rules and regulations; and

(e)	together with such rights and easements in the Leased Premises which are necessary, convenient, or useful in Lessee’s operations on the Leased Premises to carry out the limited purposes of the Lease.

               NOW, THEREFORE, the undersigned parties hereby give notice of the following: (i) the Lease has a primary term ending at 11:59 o’clock p.m. on the 19th day of February, 2016, (ii) the primary term of the Lease may be extended until February 19, 2019 at the option of the Lessee in the event the terms and conditions of the option are met, (iii) the Lease may be continued in force hereafter in accordance with the provisions set out in the Lease; (iv) the provisions of the Lease may affect each party’s respective title to the subject property; (v) the terms, conditions, limitations, covenants, exceptions and reservations contained in the Lease contain enforcement mechanisms that may affect title; (vi) the terms, conditions, limitations, covenants, exceptions, and reservations of the Lease are incorporated herein by reference and made a part hereof for all purposes as though the same were fully set forth herein; and (vii) duplicate originals of the Lease are kept by Lessor and Lessee at their offices where the same may be examined by any person having the lawful right or legitimate interest therein.

               This Memorandum of In-Situ Uranium Mining Lease may be executed in multiple counterparts, each of which shall, for all purposes, be deemed an original and shall be binding on any and all persons executing same or any counterpart thereof, whether or not all of the herein-named parties have signed. For the purpose of recordation, this document may be disassembled and the signature and acknowledgment page from each counterpart may be reassembled with one full counterpart into a single instrument.

               IN WITNESS WHEREOF, this instrument is executed effective the 20th day of February, 2012 at 12:01 a.m. (Corpus Christi, Texas time).

LESSOR:		LESSEE:

ANDERSON LAND, LTD.		Uranium Energy corp.

By:	CROSSFIRE, LLC	By:	“Harry L. Anthony”
The General Partner of Anderson Land, Ltd.

By:	“Neal B. Andossd”	Name:
Name:	Neal B. Andossd	Title:
Title:	“Vice-President”

"Joe P. Pritchett”
Joe P. Pritchett

VICTORIA TRADING CO., L.L.C.

By:
David O. Rogers, Member

BOTTOM INVESTMENT COMPANY, LTD.

By:	_______________________________
Elliott B. Bottom, General Partner

_______________________________
Joe P. Pritchett

VICTORIA TRADING CO., L.L.C.

By:	“David O. Rogers”
David O. Rogers, Member OWNER/MANAGER
JR.

BOTTOM INVESTMENT COMPANY, LTD.

By:	_______________________________
Elliott B. Bottom, General Partner

_________________________________________
Joe P. Pritchett

VICTORIA TRADING CO., L.L.C.

By:	_______________________________
David O. Rogers, Member

BOTTOM INVESTMENT COMPANY, LTD.

By:	“Elliott B. Botttom”
Elliott B. Bottom, General Partner

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

                 This instrument was acknowledged before me on this __“6th”day of ___“March”, 2012, by CROSSFIRE, LLC, the Gen al Partner of ANDERSON LAND, LTD., a Texas Limited Partnership, by ____“Neal B. Anderson” Vice President___(title) Vice-President of CROSSFIRE, LLC, on behalf of ANDERSON LAND, LTD.

“Debra Yorek”
Notary Public
My Commission Expires: 9/15/2012

STATE OF TEXAS	§
§
COUNTY OF NUECES	§

                 This instrument was acknowledged before me on this day of ______________, 2012, by Joe P. Pritchett.

_______________________________
Notary Public
My Commission Expires: ________________

STATE OF TEXAS	§
§
COUNTY OF	§

                 This instrument was acknowledged before me on this _____day of _______________, 2012, by VICTORIA TRADING CO., L.L.C. by David 0. Rogers, Jr., Member of VICTORIA TRADING CO., L.L.C., a Texas Limited Liability Company.

_______________________________
Notary Public
My Commission Expires: ____________

STATE OF TEXAS	§
§
COUNTY OF NUECES	§

                 This instrument was acknowledged before me on this _______day of ________________, 2012, by CROSSFIRE, LLC, the General Partner of ANDERSON LAND, LTD., a Texas Limited Partnership, by _______________________, _____________(title) Vice-President of CROSSFIRE, LLC, on behalf of ANDERSON LAND, LTD.

_______________________________
Notary Public
My Commission Expires: ____________

STATE OF TEXAS	§
§
COUNTY OF NUECES	§

                 This instrument was acknowledged before me on this “2/13” day of ___“February”_________, 2012, by Joe P. Pritchett.

“Dorothy A. Pelham”
Notary Public
My Commission Expires: ____________

STATE OF TEXAS	§
§
COUNTY OF NUECES	§

                 This instrument was acknowledged before me on this ___________day of _______________, 2012, by VICTORIA TRADING CO., L.L.C. by David O. Rogers, Jr., Member of VICTORIA TRADING CO., L.L.C., a Texas Limited Liability Company.

_____________________________
Notary Public
My Commission Expires: ___________

STATE OF TEXAS	§
§
COUNTY OF NUECES	§

                 This instrument was acknowledged before me on this _______day of ________________, 2012, by CROSSFIRE, LLC, the General Partner of ANDERSON LAND, LTD., a Texas Limited Partnership, by _______________________, _____________(title) Vice-President of CROSSFIRE, LLC, on behalf of ANDERSON LAND, LTD.

_______________________________
Notary Public
My Commission Expires: _______________

STATE OF TEXAS	§
§
COUNTY OF NUECES	§

                 This instrument was acknowledged before me on this _________________day of ____________, 2012, by Joe P. Pritchett.

______________________________
Notary Public
My Commission Expires: ____________________

STATE OF TEXAS	§
§
COUNTY OF HIDALGO	§

                 This instrument was acknowledged before me on this 7TH day of _March, 2012, by VICTORIA TRADING CO., L.L.C. by David O. Rogers, Jr., Member of VICTORIA TRADING CO., L.L.C., a Texas Limited Liability Company.

“Sylvia Gonzales”
Notary Public
My Commission Expires: MARCH 30, 2013

STATE OF TEXAS	§
§
COUNTY OF HIDALGO	§

           This instrument was acknowledged before me on this 8TH day of March, 2012, by BOTTOM INVESTMENT COMPANY, LTD., by Elliott B. Bottom, a General Partner of BOTTOM INVESTMENT COMPANY, LTD., a Texas Limited Partnership.

“Judy R. Miller”
Notary Public
My Commission Expires: 6/22/15

STATE OF TEXAS	§
§
COUNTY OF HUECES	§

           This instrument was acknowledged before me on this 20 day of March, 2012, by URANIUM ENERGY CORP., by “Harry L. Anthony” , COO of URANIUM ENERGY CORP., a Nevada Corporation.

“Robert Gaston”
Notary Public
My Commission Expires: ___________

Exhibit “A”
To
Memorandum of In-Situ Uranium Mining Lease

ATTACHED TO AND MADE A PART OF THAT CERTAIN MEMORANUM OF IN-SITU URANIUM MINING LEASE BY AND BETWEEN ANDERSON LAND, LTD., ET AL LESSOR, AND URANIUM ENERGY CORP., LESSEE, DATED EFFECTIVE February 20, 2012 at 12:01 a.m. (Corpus Christi, Texas time).

LEASED PREMISES DESCRIPTION

Being a called, 1,005.54 acre tract, being all of a called 320 acre tract, being all of the E. GRAVIS Survey No. 242 N12, Abstract No. 1651 and described as First Tract, all of a called 551 acre tract, being out of the E. GRAVIS Survey No. 240, Abstract No. 1648 and described as Seventh Tract and the West 129 acres of a called 254 acre tract, being out of the S.A. & M.G.R.R.CO. Survey No. 87, Abstract o. 519, all recorded in Volume 190, Page 399, in the Deed Records of Duval County, Texas. Said 1,005.54 acre tract being located approximately 5.5 miles North Northeast of Benavides, Texas and is described, more particularly, by metes and bounds as follows:

BEGINNING at a point on the East line of a called 3,100.64 acre tract, as described in Volume 61, Page 285 in the Deed Records of Duval County, Texas, same being the East line of the S.K. & K. Survey No. 241, Abstract No. 551, being the Northwest corner of the M. CADENA Survey S/2 242, Abstract No. 1240, same being the Southwest corner of said Survey N/2 242 and for the Southwest corner of this tract of land herein described:

HENCE-N 00° 30’ 00” E, with the West line of said Survey No. 242 and No. 240, a distance of 6,652.50 feet to a point for the Northwest corner of said 551 acre tract and a corner of this tract of land herein described;

THENCE-N 78° 28’ 00” E, with the North line of said 551 acre tract a distance of 3,181.94 feet to a point for corner of said 551 acre tract and of this tract of land herein described;

THENCE-S 81° 05’ 00” E, with the North line of said 551 acre tract, a distance of 513.19 feet to a point for corner of said 551 acre tract and of this tract of land herein described;

THENCE-S 80° 00’ 00” E, with the North line of said 551 acre tract, a distance of 671.53 feet to a point for corner of said 551 acre tract and of this tract of land herein described;

THENCE-N 06° 30’ 00” E, with the North line of said 551 acre tract, a distance of 779.39 feet to a point for corner of said 551 acre tract and of this tract of land herein described;

THENCE-EAST, a distance of 380.97 feet to a point on the West line of Said Survey No. 87, same being the West line of said 254 acre tract, for a corner of said 551 acre tract and of this tract of land herein described;

THENCE-NORTH, a distance of 1,581.19 feet to a point on the West line of Said Survey No. 87, for the Northwest corner of said 254 acre tract and a corner of this tract of land herein described;

THENCE-S 77° 00’ 00” E, with the North line of said 254 acre tract, a distance of 1,672.26 feet to a point for corner of this tract of land herein described;

THENCE-SOUTH, a distance of 3,260.59 feet to a point on the South line of Said Survey No. 87 and of said 254 acre tract, for a corner of this tract of land herein described;

THENCE-N 89° 59’ 57” W, along and with the South line of said Survey No 87 and said 254 acre tract, a distance of 907.18 feet to a point for corner of said Survey No. 240, same being the Northwest corner of the E. GRAVIS Survey o. 88, Abstract No. 1649, same being a corner of said 551 acre tract of this tract of land herein described;

THENCE-SOUTH, along and with the East line of said 551 acre tract and 320 acre tract, same being the East line of said Survey No. 240 and No. 242, same being the West line of said Survey No. 88, a distance of 5,811.11 feet to a pint on the West line of the M. CADENA Survey, Abstract No. 977, being the Southeast corner of said 320 acre tract and of this tract of land herein described;

THENCE-WEST, along and with the South line of said 320 acre tract, same being the South line of the North 1/2 of Survey No. 242, a distanced of 5,535.49 feet to the POINT OF BEGINNING and containing 1,005.54 acres of land, more or less, within these metes and bounds.